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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 1994

                Rochester Telephone Corporation
     (Exact name of registrant as specified in its charter)

   New York                 1-4166             16-0613330
(State or other           (Commission        (IRS Employer
jurisdiction of           File Number)      Identification No.)
incorporation)

180 South Clinton Avenue
Rochester, New York                                  14646
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (716) 777-7940

             100 Midtown Plaza, Rochester, New York
       (Previous address of principal executive offices)

Item 5   Other Events

         The Registrant has announced its 1993 corporate earnings.

         As permitted by General Instruction F to Form 8-K, the Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K, and its December 31, 1993 audited financial statements.

                           SIGNATURES

         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                              Rochester Telephone Corporation
                             ----------------------------------
                                        (Registrant)

Dated:  January 20, 1994    By:   /s/  Louis L. Massaro
                                 ----------------------------
                                     Louis L. Massaro
                                     Corporate Vice President-
                                     Finance and Treasurer
(42ED)